UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 23, 2020

Foot Locker, Inc.

(Exact name of registrant as specified in charter)

New York	1-10299	13-3513936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 West 34th Street, New York, New York 10001 (Address of principal executive offices) (Zip Code) Registrant's telephone number, including area code: (212) 720-3700
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 23, 2020, the Board of Directors of Foot Locker, Inc. (the “Company”) elected Darlene Nicosia and Tristan Walker as directors of the Company, effective February 2, 2020, to serve until the 2020 Annual Meeting of Shareholders. In connection with the election of Ms. Nicosia and Mr. Walker, the Board increased the total number of directors to 12, effective February 2, 2020. The Board appointed Ms. Nicosia to the Audit Committee and to the Compensation and Management Resources Committee and Mr. Walker to the Finance and Investment Oversight Committee and the Nominating and Corporate Governance Committee, effective February 2, 2020.

The Board has determined that Ms. Nicosia and Mr. Walker are both independent under the New York Stock Exchange listing standards because they have no material relationship to the Company that would impair their independence.

As nonemployee directors of the Company, Ms. Nicosia and Mr. Walker will receive the same compensation as the other nonemployee members of the Board. The information required by Item 5.02(d)(5) of Form 8-K regarding Ms. Nicosia and Mr. Walker is contained in the Company’s Proxy Statement for the 2019 Annual Meeting of Shareholders filed with the U.S. Securities and Exchange Commission on April 12, 2019 and is incorporated herein by reference, except that beginning January 1, 2020, the annual retainer has been increased to $150,000 payable 50% in cash and 50% in common stock.

On January 27, 2020, the Company issued a press release announcing the election of Ms. Nicosia and Mr. Walker to the Board. A copy of the press release is furnished as Exhibit 99.1, which, in its entirety, is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated January 27, 2020, issued by Foot Locker, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOT LOCKER, INC.

Date: January 27, 2020	By:	/s/ Sheilagh M. Clarke
Name: Sheilagh M. Clarke
Title: Senior Vice President, General Counsel and Secretary